                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 96-10 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                         GREEN TREE FINANCIAL CORP.


                                     BY: /s/ Phyllis A. Knight
                                        ---------------------------------
                                        Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.68%, 5.68%, 6.16%, 6.42%, 6.83%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997

                            CUSIP#'S 393505-RC8, RD6, RE4, RF1, RG9, RH7
                            TRUST ACCOUNT #80-4660600
                            REMITTANCE DATE: 3/17/97


                                                     Total $      Per $1,000
Class A Certificates                                  Amount       Original
--------------------                                 -------      ----------
(1a) Amount available (including Monthly
     Servicing Fee)                           $10,728,117.71

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                     $10,728,117.71

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(5.68%)           5.68%
         b. Class A-1 Interest                    201,135.24      3.75953720
         c. Class A-2 Remittance Rate(5.96%)           5.96%
         d. Class A-2 Interest                    496,666.67      4.96666670
         e. Class A-3 Remittance Rate(6.16%)           6.16%
         f. Class A-3 Interest                    487,666.67      5.13333337
         g. Class A-4 Remittance Rate(6.42%)           6.42%
         h. Class A-4 Interest                    740,975.00      5.35000000
         i. Class A-5 Remittance Rate(6.83%)           6.83%
         j. Class A-5 Interest                    503,712.50      5.69166667
         k. Class A-6 Remittance Rate(7.30%)           7.30%
         l. Class A-6 Interest                  1,219,708.33      6.08333332

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                    .00             .00


                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.68%, 5.68%, 6.16%, 6.42%, 6.83%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 2

                                  CUSIP#'S 393505-RC8, RD6, RE4, RF1 RG9, RH7
                                  TRUST ACCOUNT #80-4660600
                                  REMITTANCE DATE: 3/17/97


                                                                     Total $        Per $1,000
                                                                     Amount          Original
                                                                   ----------      -------------
(4) Remaining:
            a. Unpaid Class A Interest Shortfall                          .00                .00

 B. Principal
    (5) Formula Principal Distribution Amount                    4,273,714.00                N/A
        a. Scheduled Principal                                     850,607.44                N/A
        b. Principal Prepayments                                 3,405,618.46                N/A
        c. Liquidated Contracts                                     32,471.02                N/A
        d. Repurchases                                                    .00                N/A
        e. Current Month Advanced Principal                      1,142,073.73                N/A
        f. Prior Month Advanced Principal                       (1,157,056.65)               N/A
    (6) Pool Scheduled Principal Balanced                      785,861,719.68

   (6b) Adjusted Pool Principal Balance                        784,719,645.95       980.89955744
   (6c) Pool Factor                                                0.98089956

    (7) Unpaid Class A Principal Shortfall (if any)
        following prior Remittance date                                   .00

    (8) Class A Percentage for such Remittance Date                     92.40%

    (9) Class A Percentage for the following Remittance Date            92.35%

   (10) Class A Principal Distribution:
        a. Class A-1                                             4,273,714.00        79.88250467
        b. Class A-2                                                      .00                .00
        c. Class A-3                                                      .00                .00
        d. Class A-4                                                      .00                .00
        e. Class A-5                                                      .00                .00
        f. Class A-6                                                      .00                .00


                        GREEN TREE FINANCIAL CORPORATION
                  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                        5.68%, 5.68%, 6.16%, 6.42%, 6.83%, 7.30%
                     PASS-THROUGH CERTIFICATES, SERIES 1996-10
                     CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                   MONTHLY REPORT
                               FEBRUARY 1997-PAGE 3

                            CUSIP#'S 393505-RC8, RD6, RE4, RF1, RG9, RH7
                            TRUST ACCOUNT #80-4660600
                            REMITTANCE DATE: 3/17/97

                                        Total $               Per $1,000
                                         Amount                Original
                                        --------              -----------
  (11)  Class A-1 Principal Balance    38,219,645.95        714.38590561
  (11a) Class A-1 Pool Factor              .71438591

  (12)  Class A-2 Principal Balance   100,000,000.00        1000.0000000
  (12a) Class A-2 Pool Factor             1.00000000

  (13)  Class A-3 Principal Balance    95,000,000.00        1000.0000000
  (13a) Class A-3 Pool Factor             1.00000000

  (14)  Class A-4 Principal Balance   138,500,000.00        1000.0000000
  (14a) Class A-4 Pool Factor             1.00000000

  (15)  Class A-5 Principal Balance    88,500,000.00        1000.0000000
  (15a) Class A-5 Pool Factor             1.00000000

  (16)  Class A-6 Principal Balance   200,500,000.00        1000.0000000
  (16a) Class A-6 Pool Factor             1.00000000

  (17)  Unpaid Class A Principal
        Shortfall (if any) following
        current Remittance Date                  .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.68%, 5.68%, 6.16%, 6.42%, 6.83%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 4

                                  CUSIP#'S 393505-RC8, RD6, RE4, RF1, RG9, RH7
                                  TRUST ACCOUNT #80-4660600
                                  REMITTANCE DATE: 3/17/97


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date
        (18)    31-59 days                      3,872,963.81            105

        (19)    60 days or more                   854,292,01             23

        (20)    Current Month Repossessions       219,288.78              9

        (21)    Repossession Inventory            299,887.47             12


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

 (22) Average Sixty-Day Delinquency Ratio Test

        (a) Sixty-Day Delinquency Ratio for current Remittance Date     .11%

        (b) Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                                .06%

 (23) Average Thirty-Day Delinquency Ratio Test

        (a) Thirty-Day Delinquency Ratio for current Remittance Date    .49%

        (b) Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                                .35%


                         GREEN TREE FINANCIAL CORPORATION
                  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                        5.68%, 5.68%, 6.16%, 6.42%, 6.83%, 7.30%
                     PASS-THROUGH CERTIFICATES, SERIES 1996-10
                     CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                   MONTHLY REPORT
                               FEBRUARY 1997 - Page 5

                          CUSIP#'S 393505-RC8, RD6, RE4, RF1, RG9, RH7
                          TRUST ACCOUNT #80-4660600
                          REMITTANCE DATE: 3/17/97

  (24) Cumulative Realized Losses Test
        (a)   Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; may not exceed 5.5% from June 1, 2000 to
              May 31, 2001, 6.5% from June 1, 2001 to May 31,
              2002, 8.5% from June 1, 2002 to May 31, 2003 and
              and 9.5% thereafter)                                        0%

  (25) Current Realized Losses Test
        (a)   Current Realized Losses for current Remittance Date    7,410.05

        (b)   Current Realized Loss Ratio (total Realized Losses for
              the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance
              Date; may not exceed 2.25%)                                 0%

  (26) Class M-1 Principal Balance Test
        (a)   The sum of Class M-1 Principal Balance and Class B
              Principal Balance (before distributions on current
              Remittance Date) divided by Pool Scheduled Principal
              Balance as of preceding Remittance Date (must equal
              or exceed 25.5%)                                          15.72%

  (27) Class B Principal Balance Test
        (a)   Class B Principal Balance (before any distributions
              on current Remittance Date) as of such Remittance date
              greater than $7,437,576.00                                  .00

        (b)   Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 11.25%                           7.60%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 6

                              CUSIP#'S 393505-RJ3
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 3/17/97

                                                 Total $          Per $1,000
                                                  Amount           Original
                                                 --------         -----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                            2,804,539.30

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (7.24%,
           unless Weighted Average Contract
           Rate is below 7.24%)                        7.24%
     b.   Class M-1 Interest                     386,133.33       6.03333328

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                 .00                0

(31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                 .00                0

(32) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall            .00                0

(33) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall            .00                0

B.   Principal
(34) Formula Principal Distribution Amount              .00              N/A
     a.  Scheduled Principal                            .00              N/A
     b.  Principal Prepayments                          .00              N/A
     c.  Liquidated Contracts                           .00              N/A
     d.  Repurchases                                    .00              N/A

(35)  Class M-1 Principal Balance             64,000,000.00    1000.00000000
(35a) Class M-1 Pool Factor                      1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 7

                           CUSIP#'S 393505-RK0, RL8
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 3/17/97


(36) Class M-1 Percentage for such Remittance
     Date                                                            .00%

                                                                  Total $           Per $1,000
                                                                  Amount             Original
                                                              -------------       -------------
(37) Class M-1 Principal Distribution:
        a. Class M-1 (current)                                       .00            0.00000000
        b. Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                                      .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                      .00

(39) Class M-1 Percentage for the following
     Remittance Date                                                 .00%

Class B1 Certificates
---------------------
(1) Amount Available less the Class A
    Distribution Amount and Class M-1
    Distribution amount (including Monthly
    Service Fee)                                            2,418,405.97

(2) Class B-1 Remittance Rate (7.24% unless
    Weighted Average Contract Rate is below 7.24%)                  7.24%

(3) Aggregate Class B1 Interest                               193,066.67            6.03333344

(4) Amount applied to Unpaid Class
    B1 Interest Shortfall                                            .00                   .00

(5) Remaining unpaid Class B1
    Interest Shortfall                                               .00                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 8

                           CUSIP#'S 393505-RKO,RL8
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 3/17/97


(6)  Amount applied to Class B1 Interest
     Deficiency Amount                             .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                              .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior remittance Date       .00

(8a) Class B Percentage for such Remittance Date    .00



                                                     Total $    Per $1,000
                                                     Amount      Original
                                               ----------------  ----------
(9) Current Principal (Class B Percentage of
    Formula Principal Distribution Amount)                 .00

(10a) Class B1 Principal Shortfall                         .00

(10b) Unpaid  Class B1 Principal Shortfall                 .00

(11)  Class B Principal Balance                  60,000,000.00

(12)  Class B1 Principal Balance                 32,000,000.00


Class B2 Certificates
-----------------------
(13) Remaining Amount Available                   2,225,339.30

(14) Class B-2 Remittance Rate (7.74% unless
     Weighted Average Contract Rate is less
     than  7.74%                                          7.74%

(15)  Aggregate Class B2 Interest                   180,600.00      6.4000000


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 9

                            CUSIP#'S 393505-RA2.RB0
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE:  3/17/97

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                     .00         .00

(17) (Remaining Unpaid Class B2 Interest Shortfall)            .00         .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                  .00

(19) Class B2 Principal Liquidation Loss Amount                .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                      .00

(21) Guarantee Payment                                         .00

(22) Class B2 Principal Balance                      28,000,000.00

                                                    Total $      Per $1,000
                                                     Amount        Original
                                                    -------      ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     of Green Tree Financial Corporation
     is the Servicer)                             329,229.34

(24) 3% Guarantee                                        .00

(25) Class C Residual Payment                   1,715,509.96

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%, 8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                            FEBRUARY 1997 - Page 10

                           CUSIP#'S  393505-RK0, RL8
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 3/17/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                           .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                           .00

(28) Repossessed Contracts                              219,288.78

(29) Repossessed Contracts Remaining
     in Inventory                                       299,887.47

(30) Weighted Average Contract Rate                       10.16864